THE ALGER INSTITUTIONAL FUNDS

Alger Mid Cap Growth Institutional Fund

Supplement dated October 15, 2018 to the

Summary and Statutory Prospectus

dated March 1, 2018

The below table deletes and replaces the table under the section “Management” on page 4 of the Class I, Class R and Class Z-2 Shares summary prospectuses, and pages 41 and 48 of the statutory prospectus.

Investment Manager	Portfolio Managers Jointly and Primarily Responsible for Day-to-Day Management of the Fund’s Portfolio
Fred Alger Management, Inc.	Dan C. Chung, CFA Chief Executive Officer, Chief Investment Officer and Portfolio Manager Since January 2018
Teresa McRoberts Senior Vice President, Senior Analyst and Portfolio Manager Since February 2015

The following replaces in its entirety the entry for Alger Mid Cap Growth Institutional Fund in the chart under the heading “Portfolio Managers Jointly and Primarily Responsible for Day-to-Day Management of Portfolio Investments” on page 67 of the Class I, Class R and Class Z-2 Shares statutory prospectus.

Portfolio Managers Jointly and Primarily Responsible for Day-to-Day Management of Portfolio Investments

Fund	Portfolio Managers	Since
Alger Capital Appreciation Institutional Fund	Ankur Crawford, Ph.D. Patrick Kelly, CFA	June 2015 September 2004
Alger Focus Equity Fund	Ankur Crawford, Ph.D. Patrick Kelly, CFA	June 2015 December 2012
Alger Mid Cap Growth Institutional Fund*	Dan C. Chung, CFA Teresa McRoberts	January 2018 February 2015
Alger Small Cap Growth Institutional Fund	Amy Y. Zhang, CFA Dan C. Chung, CFA	February 2015 January 2016

*Mr. Chung, the Manager’s Chief Investment Officer, and Ms. McRoberts are each responsible for the management of a portion of the Fund’s portfolio.  Mr. Chung, for his portion, coordinates and oversees portfolio allocations by members of the Manager’s analyst team for Alger Mid Cap Growth Institutional Fund.  Each analyst is allocated a percentage of the Fund’s total assets, is responsible for the management of that portion of the Fund’s portfolio, and has such allocation rebalanced on a periodic basis by Mr. Chung.

•                  Mr. Chung has been employed by the Manager since 1994. He became a portfolio manager in 2000, Chief Investment Officer in 2001, President in 2003, and Chief Executive Officer in 2006.

•                  Ms. Crawford has been employed by the Manager since 2004. She became a portfolio manager and a Senior Vice President in 2010. She served as a Vice President and an Analyst from 2007 to 2010, and a Senior Analyst from 2010 to 2016.

•                  Mr. Kelly has been employed by the Manager since 1999. He became a portfolio manager in 2004, an Executive Vice President in 2008, and the Head of Alger Capital Appreciation and Spectra Strategies in 2015.

•                  Ms. McRoberts has been employed by the Manager since 2015 as a Senior Vice President, Senior Analyst and Portfolio Manager. Prior to joining the Manager, she was a founder and partner of Bienville Health Science Partners, LP from September 2013 to January 2015. Ms. McRoberts was self-employed from November 2009 to September 2013.

•                  Ms. Zhang has been employed by the Manager since 2015 as a Senior Vice President and Portfolio Manager. Prior to joining the Manager, she was a Managing Director and Senior Portfolio Manager at Brown Capital Management, Inc. from 2002 to 2015.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts that they manage, and their ownership of securities of the Fund(s) that they manage.

S-TAIF Instl. 101518

S-MidCapIR 101518

S-MidCap InsZ-2 101518

THE ALGER INSTITUTIONAL FUNDS

Alger Mid Cap Growth Institutional Fund

Supplement dated October 15, 2018 to the

Statement of Additional Information

dated March 1, 2018

The sections “Other Account Managed by Portfolio Managers” and “Securities Owned by the Portfolio Managers” on page 30 and 31 of the statement of additional information are hereby deleted and replaced with the following.

Other Accounts Managed by Portfolio Managers

The numbers and assets of other accounts managed by the portfolio managers of the Fund as of October 31, 2017, are as follows.  Except at noted below, no account’s advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Dan C. Chung*∞	8	$1,037,065,324	3	$70,511,810	8	$695,672,131
Ankur Crawford	3	$9,248,919,096	8	$1,777,391,266	58	$3,152,596,723
Patrick Kelly#	3	$9,248,919,096	8	$1,777,391,266	58	$3,152,596,723
Teresa McRoberts	3	$478,516,235		—	1	$1,216,898
Amy Y. Zhang	3	$935,039,607	1	$46,363,631	1	$3,545,940

*                 The portfolio manager also manages Alger Dynamic Return Fund, a hedge fund included as a pooled investment vehicle. The advisory fee of Alger Dynamic Return Fund is based on the performance of the account, which had assets of approximately $25 million as of October 31, 2017.

∞               As of March 28, 2018, Dan Chung no longer manages the Alger Global Growth Fund.

#                 The portfolio manager also manages a separate account, included in “Other Accounts,” with advisory fees based on the performance of the account. The account had assets of approximately $187 million as of October 31, 2017.

Securities Owned by the Portfolio Managers

The following table shows each current portfolio manager’s beneficial interest as of December 31, 2017, by dollar range, in the shares of the Fund. The ranges are as follows: A = none; B = $1  — $10,000; C = $10,001  — $50,000; D = $50,001  — $100,000; E = $100,001  — $500,000; F = $500,001  —$1,000,000; G = over $1,000,000.

	Fund	Range
Dan C. Chung	Mid Cap Growth Institutional	A
	Small Cap Growth Institutional	A
Ankur Crawford	Capital Appreciation Institutional	E	*
	Focus Equity	E	*
Patrick Kelly	Capital Appreciation Institutional	E	*
	Capital Appreciation Focus	D
Teresa McRoberts	Mid Cap Growth Institutional	A
Amy Y. Zhang	Small Cap Growth Institutional	A

*                 A portion of these amounts represents vested or unvested shares held in various qualified and non-qualified deferred compensation plans sponsored by the Manager in which the portfolio manager participates. Information provided is based on current valuations of portfolio manager ownership in such plans where obtainable or on initial values (which may increase or decrease) where current valuations are not timely available.

S-ISAI 101518